UNAUDITED PRO FORMA FINANCIAL INFORMATION

On March 28, 2013, Gastar Exploration USA, Inc. (“Gastar USA”), a subsidiary of Gastar Exploration Ltd. (the “Company”), entered into a Purchase and Sale Agreement, by and among Chesapeake Exploration, L.L.C. and Larchmont Resources, L.L.C. and Gastar USA, to acquire approximately 157,000 net acres of Mid-Continent oil and gas leasehold interests, including production from interests in 176 net producing locations in Oklahoma (the “Chesapeake Assets”), for approximately $74.2 million, subject to customary adjustments. We refer to this acquisition as the “Chesapeake Acquisition”. The Chesapeake acquisition had an effective date of October 1, 2012. The Chesapeake Acquisition was completed on June 7, 2013.

Also on March 28, 2013, the Company, Gastar Exploration Texas, L.P. and Gastar Exploration Texas, LLC entered into a Settlement Agreement with Chesapeake Exploration, L.L.C. and Chesapeake Energy Corporation (together, “Chesapeake”). In order to effect a mutual full and unconditional release and settlement of all claims made in a lawsuit filed by Chesapeake, Gastar USA agreed to pay Chesapeake approximately $10.8 million in cash, approximately $9.8 of which through the repurchase of 6,781,768 outstanding common shares of the Company's common stock currently held by Chesapeake. The litigation settlement and share repurchase were completed on June 7, 2013.

On May 15, 2013, Gastar USA issued and sold $200.0 million aggregate principal amount of its 8.625% Senior Secured Notes due 2018 to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to persons outside the United States under Regulation S of the Securities Act. The net proceeds of the offering were approximately $192.0 million and were placed into escrow pending use of such proceeds in the closing of the Chesapeake Acquisition on June 7, 2013. The balance of the net proceeds were used to fund the litigation settlement and share repurchase on June 7, 2013, to repay in full approximately $115.0 million of existing indebtedness under Gastar USA's revolving credit facility in connection with the amendment and restatement of such facility and approximately $3.2 million were used for general corporate purposes.

On June 7, 2013, Gastar USA entered into the Second Amended and Restated Credit Agreement among Gastar USA, Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuing Lender and the lenders named therein. The initial borrowing base under the new revolving credit facility is $50.0 million. The new revolving credit facility is currently undrawn.

The unaudited pro forma combined financial statements give effect to the:

•	issuance and sale of the Notes and the application of the net proceeds therefrom;

•	Chesapeake Acquisition;

•	repurchase of shares of the Company's common stock held by Chesapeake;

•	litigation settlement with Chesapeake; and new revolving credit facility (collectively, the “Transactions”).

The following unaudited pro forma financial information is derived from the historical financial statements of the Company and Gastar USA and reflect the impact of the Transactions. The Unaudited Pro Forma Combined Balance Sheet of the Company as of March 31, 2013 and the Unaudited Pro Forma Combined Balance Sheet of Gastar USA as of March 31, 2013 have been prepared assuming the Transactions were consummated on March 31, 2013. The Unaudited Pro Forma Combined Statements of Operations of the Company and Gastar USA for the year ended December 31, 2012 and for the three month period ended March 31, 2013 have been prepared assuming the Transactions were consummated on January 1, 2012. These unaudited pro forma combined financial statements should be read in conjunction with the notes hereto and the consolidated financial statements and notes thereto of the Company and Gastar USA filed on Form 10-K for the year ended December 31, 2012 and on Form 10-Q for the three months ended March 31, 2013.

The unaudited pro forma financial information is not indicative of the financial position or results of operations of the Company or Gastar USA which would have actually occurred if the transaction had occurred at the dates presented or which may be obtained in the future. In addition, future results may vary significantly from the results reflected in such statements due to normal oil and natural gas production declines, reductions in prices paid for oil or natural gas, future acquisitions or dispositions and other factors.

GASTAR EXPLORATION LTD.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF MARCH 31, 2013

		Pro Forma Adjustments
	Gastar LTD
	Historical	The Transactions		Pro Forma
	(in thousands, except share data)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$7,135	$3,209	(a)	$10,344
Accounts receivable, net of allowance for doubtful accounts of $542	8,289	—		8,289
Commodity derivative contracts	1,217	—		1,217
Prepaid expenses	991	—		991
Total current assets	17,632	3,209		20,841

PROPERTY, PLANT AND EQUIPMENT:
Natural gas and oil properties, full cost method of accounting:
Unproved properties, excluded from amortization	74,865	40,307	(b)	115,172
Proved properties	699,408	32,248	(b)	731,656
Total natural gas and oil properties	774,273	72,555		846,828
Furniture and equipment	1,944	—		1,944
Total property, plant and equipment	776,217	72,555		848,772
Accumulated depreciation, depletion and amortization	(490,124)	—		(490,124)
Total property, plant and equipment, net	286,093	72,555		358,648

OTHER ASSETS:
Commodity derivative contracts	854	—		854
Deferred charges, net	825	2,500	(c)	3,325
Advances to operators and other assets	2,153	—		2,153
Deposit for purchase of natural gas and oil properties	7,425	(7,425)	(d)	—
Total other assets	11,257	(4,925)		6,332
TOTAL ASSETS	$314,982	$70,839		$385,821

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$18,239	$—		$18,239
Revenue payable	7,563	—		7,563
Accrued interest	172	—		172
Accrued drilling and operating costs	2,888	—		2,888
Advances from non-operators	33,630	—		33,630
Commodity derivative contracts	3,491	—		3,491
Accrued litigation settlement liability	1,000	(1,000)	(e)	—
Asset retirement obligation	358	—		358
Other accrued liabilities	1,707	—		1,707
Total current liabilities	69,048	(1,000)		68,048

LONG-TERM LIABILITIES:
Long-term debt	115,000	79,500	(f)	194,500
Commodity derivative contracts	1,725	—		1,725
Asset retirement obligation	6,445	2,092	(g)	8,537
Other accrued liabilities	228	—		228
Total long-term liabilities	123,398	81,592		204,990

Commitments and contingencies

SHAREHOLDERS' EQUITY:
Common stock, no par value; unlimited shares authorized; 68,375,282 shares issued and outstanding at March 31, 2013	316,346	(9,753)	(h)	306,593
Additional paid-in capital	28,925	—		28,925
Accumulated deficit	(299,373)	—		(299,373)
Total shareholders' equity	45,898	(9,753)		36,145
Non-controlling interest:
Preferred stock of subsidiary, aggregate liquidation preference $98,781 at March 31, 2013	76,638	—		76,638
Total equity	122,536	(9,753)		112,783
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$314,982	$70,839		$385,821

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION LTD.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2013

		Pro Forma Adjustments
	Gastar LTD
	Historical	The Transactions		Pro Forma
REVENUES:
Natural gas	$11,233	$1,190	(j)	$12,423
Condensate and oil	6,126	1,371	(j)	7,497
NGLs	3,542	158	(j)	3,700
Total natural gas, oil and NGLs revenues	20,901	2,719		23,620
Unrealized hedge loss	(9,637)	—		(9,637)
Total revenues	11,264	2,719		13,983
EXPENSES:
Production taxes	643	151	(k)	794
Lease operating expenses	1,837	885	(k)	2,722
Transportation, treating and gathering	1,164	38	(k)	1,202
Depreciation, depletion and amortization	5,365	797	(l)	6,162
Accretion of asset retirement obligation	102	52	(m)	154
General and administrative expense	3,002	—		3,002
Litigation settlement expense	1,000	—		1,000
Total expenses	13,113	1,923		15,036
(LOSS) INCOME FROM OPERATIONS	(1,849)	796		(1,053)
OTHER INCOME (EXPENSE):
Interest expense	(609)	(2,537)	(n)	(3,146)
Investment income and other	3	—		3
Foreign transaction loss	(1)	—		(1)
LOSS BEFORE PROVISION FOR INCOME TAXES	(2,456)	(1,741)		(4,197)
Provision for income taxes	—	—		—
NET LOSS	(2,456)	(1,741)		(4,197)
Dividend on preferred stock attributable to non-controlling interest	(2,130)	—		(2,130)
NET LOSS ATTRIBUTABLE TO GASTAR EXPLORATION LTD.	$(4,586)	$(1,741)		$(6,327)
NET LOSS PER COMMON SHARE ATTRIBUTABLE TO GASTAR EXPLORATION LTD. COMMON SHAREHOLDERS:
Basic	$(0.07)			$(0.11)
Diluted	$(0.07)			$(0.11)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	63,864,527	(6,781,768)		57,082,759
Diluted	63,864,527	(6,781,768)		57,082,759

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION LTD.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

		Pro Forma Adjustments
	Gastar LTD
	Historical	The Transactions		Pro Forma
REVENUES:
Natural gas	$33,829	$4,857	(j)	$38,686
Condensate and oil	12,377	7,725	(j)	20,102
NGLs	9,300	701	(j)	10,001
Total natural gas, oil and NGLs revenues	55,506	13,283		68,789
Unrealized hedge loss	(5,566)	—		(5,566)
Total revenues	49,940	13,283		63,223
EXPENSES:
Production taxes	2,269	651	(k)	2,920
Lease operating expenses	6,174	3,594	(k)	9,768
Transportation, treating and gathering	4,965	136	(k)	5,101
Depreciation, depletion and amortization	25,424	4,321	(l)	29,745
Impairment of natural gas and oil properties	150,787	—
Accretion of asset retirement obligation	388	196	(m)	584
General and administrative expense	12,211	—		12,211
Litigation settlement expense	1,250	—		1,250
Total expenses	203,468	8,898		212,366
(LOSS) INCOME FROM OPERATIONS	(153,528)	4,385		(149,143)
OTHER INCOME (EXPENSE):
Interest expense	(270)	(9,158)	(n)	(9,428)
Investment income and other	9	—		9
Foreign transaction loss	(2)	—		(2)
LOSS BEFORE PROVISION FOR INCOME TAXES	(153,791)	(4,773)		(158,564)
Provision for income taxes	—	—		—
NET LOSS	(153,791)	(4,773)		(158,564)
Dividend on preferred stock attributable to non-controlling interest	(7,077)	—		(7,077)
NET LOSS ATTRIBUTABLE TO GASTAR EXPLORATION LTD.	$(160,868)	$(4,773)		$(165,641)
NET LOSS PER COMMON SHARE ATTRIBUTABLE TO GASTAR EXPLORATION LTD. COMMON SHAREHOLDERS:
Basic	$(2.53)			$(2.92)
Diluted	$(2.53)			$(2.92)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	63,538,362	(6,781,768)		56,756,594
Diluted	63,538,362	(6,781,768)		56,756,594

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION USA, INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF MARCH 31, 2013

		Pro Forma Adjustments
	Gastar USA
	Historical	The Transactions		Pro Forma
	(in thousands, except share data)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$7,089	$3,209	(a)	$10,298
Accounts receivable, net of allowance for doubtful accounts of $542	8,288	—		8,288
Commodity derivative contracts	1,217	—		1,217
Prepaid expenses	837	—		837
Total current assets	17,431	3,209		20,640

PROPERTY, PLANT AND EQUIPMENT:
Natural gas and oil properties, full cost method of accounting:
Unproved properties, excluded from amortization	74,865	40,307	(b)	115,172
Proved properties	699,400	32,248	(b)	731,648
Total natural gas and oil properties	774,265	72,555		846,820
Furniture and equipment	1,944	—		1,944
Total property, plant and equipment	776,209	72,555		848,764
Accumulated depreciation, depletion and amortization	(490,117)	—		(490,117)
Total property, plant and equipment, net	286,092	72,555		358,647

OTHER ASSETS:
Commodity derivative contracts	854	—		854
Deferred charges, net	825	2,500	(c)	3,325
Advances to operators and other assets	2,153	—		2,153
Deposit for purchase of natural gas and oil properties	7,425	(7,425)	(d)	—
Total other assets	11,257	(4,925)		6,332
TOTAL ASSETS	$314,780	$70,839		$385,619

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$18,214	$—		$18,214
Revenue payable	7,563	—		7,563
Accrued interest	172	—		172
Accrued drilling and operating costs	2,888	—		2,888
Advances from non-operators	33,630	—		33,630
Commodity derivative contracts	3,491	—		3,491
Accrued litigation settlement liability	1,000	(1,000)	(e)	—
Asset retirement obligation	358	—		358
Other accrued liabilities	1,611	—		1,611
Total current liabilities	68,927	(1,000)		67,927

LONG-TERM LIABILITIES:
Long-term debt	115,000	79,500	(f)	194,500
Commodity derivative contracts	1,725	—		1,725
Asset retirement obligation	6,438	2,092	(g)	8,530
Due to Parent	31,362	(9,753)	(i)	21,609
Other accrued liabilities	228	—		228
Total long-term liabilities	154,753	71,839		226,592

Commitments and contingencies

STOCKHOLDERS' EQUITY:
Preferred stock, $0.01 par value; 10,000,000 shares authorized; 3,951,254 shares issued and outstanding at March 31, 2013 with liquidation preference of $25.00 per share	40	—		40
Common stock, no par value; 1,000 shares authorized; 750 shares issued and outstanding	237,431	—		237,431
Additional paid-in capital	76,598	—		76,598
Accumulated deficit	(222,969)	—		(222,969)
Total stockholders' equity	91,100	—		91,100
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$314,780	$70,839		$385,619

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION USA, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2013

		Pro Forma Adjustments
	Gastar USA
	Historical	The Transactions		Pro Forma
REVENUES:
Natural gas	$11,233	$1,190	(j)	$12,423
Condensate and oil	6,126	1,371	(j)	7,497
NGLs	3,542	158	(j)	3,700
Total natural gas, oil and NGLs revenues	20,901	2,719		23,620
Unrealized hedge loss	(9,637)	—		(9,637)
Total revenues	11,264	2,719		13,983
EXPENSES:
Production taxes	643	151	(k)	794
Lease operating expenses	1,837	885	(k)	2,722
Transportation, treating and gathering	1,164	38	(k)	1,202
Depreciation, depletion and amortization	5,365	797	(l)	6,162
Accretion of asset retirement obligation	102	52	(m)	154
General and administrative expense	2,781	—		2,781
Litigation settlement expense	1,000	—		1,000
Total expenses	12,892	1,923		14,815
(LOSS) INCOME FROM OPERATIONS	(1,628)	796		(832)
OTHER INCOME (EXPENSE):
Interest expense	(609)	(2,537)	(n)	(3,146)
Investment income and other	5	—		5
Foreign transaction gain	1	—		1
LOSS BEFORE PROVISION FOR INCOME TAXES	(2,231)	(1,741)		(3,972)
Provision for income taxes	—	—		—
NET LOSS	(2,231)	(1,741)		(3,972)
Dividend on preferred stock	(2,130)	—		(2,130)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDER	$(4,361)	$(1,741)		$(6,102)

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION USA, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

		Pro Forma Adjustments
	Gastar USA
	Historical	The Transactions		Pro Forma
REVENUES:
Natural gas	$33,829	$4,857	(j)	$38,686
Condensate and oil	12,377	7,725	(j)	20,102
NGLs	9,300	701	(j)	10,001
Total natural gas, oil and NGLs revenues	55,506	13,283		68,789
Unrealized hedge loss	(5,566)	—		(5,566)
Total revenues	49,940	13,283		63,223
EXPENSES:
Production taxes	2,269	651	(k)	2,920
Lease operating expenses	6,174	3,594	(k)	9,768
Transportation, treating and gathering	4,965	136	(k)	5,101
Depreciation, depletion and amortization	25,424	4,321	(l)	29,745
Impairment of natural gas and oil properties	150,787	—		150,787
Accretion of asset retirement obligation	388	196	(m)	584
General and administrative expense	10,732	—		10,732
Litigation settlement expense	1,250	—		1,250
Total expenses	201,989	8,898		210,887
(LOSS) INCOME FROM OPERATIONS	(152,049)	4,385		(147,664)
OTHER INCOME (EXPENSE):
Interest expense	(271)	(9,158)	(n)	(9,429)
Investment income and other	(4)	—		(4)
Foreign transaction gain	2	—		2
LOSS BEFORE PROVISION FOR INCOME TAXES	(152,322)	(4,773)		(157,095)
Provision for income taxes	—	—		—
NET LOSS	(152,322)	(4,773)		(157,095)
Dividend on preferred stock	(7,077)	—		(7,077)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDER	$(159,399)	$(4,773)		$(164,172)

See accompanying notes to unaudited pro forma combined financial statements.

1.	Pro Forma Adjustments

(a)	To record the net cash proceeds received from the sale of Gastar USA's 8.625% senior secured notes, net of initial purchasers' discount and expenses less net Chesapeake Acquisition costs.

(b)
To record additional property, plant and equipment acquired and additional asset retirement obligation (full cost method) as of March 31, 2013 for the Chesapeake Assets, net of purchase price adjustments of $3.8 million to reflect the effective date of October 31, 2012.

(c)	To record the additional deferred financing costs of $2.5 million for the senior secured notes at March 31, 2013.

(d)	To record the application of the $7.4 million deposit previously paid for the Chesapeake Acquisition at March 31, 2013.

(e)	To record the payment of the litigation liability at March 31, 2013 as a result of the settlement agreement with Chesapeake.

(f)
To record the issuance of $200.0 million of Gastar USA's 8.625% senior secured notes, net of $5.5 million of initial purchasers' discount, and the retirement of the existing revolving credit facility outstanding balance at March 31, 2013.

(g)	To record additional asset retirement obligation liability for the properties acquired at March 31, 2013 for the Chesapeake Assets.

(h)	To record the repurchase of 6,781,678 common shares of GastarExploration Ltd. held by Chesapeake completed on June 7, 2013.

(i)	To record the reduction in the amount due to Gastar Exploration Ltd. for the repurchase of 6,781,678 shares of Gastar Exploration Ltd.'s common stock on June 7, 2013.

(j)	To record natural gas, condensate and oil and NGLs sales revenues for the Chesapeake Assets for the three months ended March 31, 2013 and for the year ended December 31, 2012.

(k)	To record direct operating expenses for the Chesapeake Assets for the three months ended March 31, 2013 and for the year ended December 31, 2012.

(l)
To record additional depreciation, depletion and amortization (“DD&A”) expense for the Transactions for the three months ended March 31, 2013 and for the year ended December 31, 2012 under the full cost method of accounting.

(m)	To record additional accretion expense on the asset retirement obligation for the Transactions for the three months ended March 31, 2013 and for the year ended December 31, 2012.

(n)
To record interest expense based on borrowings to fund the Transactions and related existing revolving credit facility retirement resulting in a net increase in interest expense for the three months ended March 31, 2013 and for the year ended December 31, 2012. The increase in interest expense assumes the issuance of $200.0 million of Gastar USA's 8.625% senior secured notes and the retirement, net of additional capitalized interest, of the existing revolving credit facility with an outstanding balance of $30.0 million occurred on January 1, 2012.